                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 17, 2007
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                             EVERLAST WORLDWIDE INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                       0-25918                  13-3672716
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

    1350 Broadway, Suite 2300, New York, New York                10018
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (212) 239-0990
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |X|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

      On August 17, 2007, Everlast Worldwide Inc. (the "Company") announced that on August 16, 2007, it filed definitive proxy materials with the Securities and
Exchange Commission in connection with its proposed merger with Brands Holdings
Limited. A copy of the press release issued by the Company is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. The press release also announced that the special meeting of the Company's shareholders to consider and vote upon the proposed merger has been scheduled for September 19, 2007 at 10:00
a.m. ET. The Company's shareholders of record as of the close of business on
July 26, 2007 will be entitled to vote at the special meeting.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

Exhibit Number    Description
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99.1              Press Release dated August 17, 2007.

                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EVERLAST WORLDWIDE INC.
                                         (Registrant)
Date: August 20, 2007
                                    By: /s/ Seth A. Horowitz
                                        ----------------------------------------
                                    Name:  Seth A. Horowitz
                                    Title: President and Chief Executive Officer

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                                  EXHIBIT INDEX
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Exhibit No.       Exhibits
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99.1              Press Release dated August 17, 2007.

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